UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 28, 2004

Pegasystems Inc.

(Exact name of registrant as specified in its charter)

Massachusetts

(State of incorporation or organization)

1-11859	04-2787865
(Commission File Number)	(I.R.S. Employer Identification No.)

101 Main Street, Cambridge, MA 02142-1590

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (617) 374-9600

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release, dated April 28, 2004, issued by Pegasystems Inc.

Item 12. Results of Operations and Financial Condition.

On April 28, 2004, Pegasystems Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of such press release of the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEGASYSTEMS INC.

Date: April 28, 2004	By:	/s/ Alan Trefler
Alan Trefler
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 28, 2004, issued by Pegasystems Inc.